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                                                                      Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-41458, 333-78417, 333-30375) of ADTRAN, Inc. of
our report dated January 25, 2001, relating to the financial statements and financial statement schedules, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP
    --------------------------
PricewaterhouseCoopers LLP
Birmingham, Alabama
March 23, 2001